SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 12, 2003 (November 12, 2003)

ENDO PHARMACEUTICALS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15989	13-4022871

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Painters Drive Chadds Ford, Pennsylvania	19317

(Address of principal executive offices)	(Zip Code)

(610) 558-9800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

     Not applicable.

(b)	Pro Forma Financial Information.

     Not applicable.

(c)	Exhibits.

Exhibit Number	Description

99.1	Slide Presentation of Endo Pharmaceuticals Holdings Inc. dated November 12, 2003

Item 9. Regulation FD Disclosure.

     On November 12, 2003, the Registrant intends to make a slide presentation at the CIBC World Markets 14th Annual Healthcare Conference in New York, New York, a copy of which presentation is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.
(Registrant)

By:	/s/ CAROL A. AMMON

Name:	Carol A. Ammon
Title:	Chairman & Chief Executive Officer

Dated: November 12, 2003

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Slide Presentation of Endo Pharmaceuticals Holdings Inc. dated November 12, 2003